Exhibit 10.1
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of this 15th day of December, 2009 by and among ViaSat, Inc., a Delaware corporation (“Parent”), and certain persons listed on Schedule A hereto (such persons, in their capacity as holders of Registrable Securities, the “Holders” and each the “Holder”).
RECITALS
     WHEREAS, Parent, Aloha Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Parent, and WildBlue Holding, Inc., a Delaware corporation (the “Company”), have entered into that certain Agreement and Plan of Merger, dated as of September 30, 2009 (as the same may be amended or supplemented from time to time, the “Merger Agreement”), pursuant to which Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation. Capitalized terms used but not defined herein have the meanings attributed thereto in the Merger Agreement.
     WHEREAS, as more fully described in the Merger Agreement, at the Effective Time, outstanding shares of the Company’s capital stock and certain of the Company’s outstanding indebtedness is being converted into the right to receive cash, notes and/or shares of common stock, par value $0.0001 per share, of Parent (the “Shares”), on the terms and conditions set forth in the Merger Agreement.
     WHEREAS, Parent desires to enter into this Agreement with the Holders in order to grant the Holders the registration rights contained herein.
     NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:
     “Board” shall mean the Board of Directors of Parent.
     “Delaware Court” shall have the meaning set forth in Section 8d herein.

     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any corresponding provision of succeeding law) and the rules and regulations thereunder.
     “Lock-up Agreement” shall mean those certain Lock-up Agreements dated as of the date hereof entered into by recipients of Shares as a portion of the Aggregate Merger Consideration.
     “Piggyback Registration” shall have the meaning set forth in Section 3a herein.
     “Piggyback Registration Statement” shall have the meaning set forth in Section 3a herein.
     “Registrable Securities” shall mean the Shares acquired by the Holders at the Closing as well as any of Parent’s securities which may be issued or distributed by way of stock split, dividend, recapitalization or reclassification in respect of such Shares; provided, however, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance with such registration statement; (ii) such Registrable Securities shall have been sold in accordance with Rule 144 (or any successor provision) under the Securities Act in a transaction where the restrictive legend is removed from such Shares; or (iii) such Registrable Securities have ceased to be outstanding.
     “Registration Default” shall have the meaning set forth in Section 7 herein.
     “Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement (including a Shelf Registration Statement and a Piggyback Registration Statement), including registration, qualification, listing and filing fees (including, without limitation, all SEC and FINRA filing fees), printing expenses, transfer agent’s and registrar’s fees and expenses, fees and disbursements of counsel for Parent and all accountants and other persons retained by Parent, and blue sky (and other securities laws) fees and expenses associated with any registration statement, as well as all internal fees and expenses of Parent.
     “Securities Act” shall mean the Securities Act of 1933, as amended (or any successor corresponding provision of succeeding law), and the rules and regulations thereunder.
     “Selling Expenses” shall mean all underwriting discounts, selling commissions, stock transfer taxes, fees and disbursements of counsel for the Holders, and other selling expenses associated with effecting any sales of Registrable Securities under any registration statement which are not included as Registration Expenses.

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     “Shelf Registration Statement” shall have the meaning set forth in Section 2a herein.
     Section 2. Shelf Registration.
          a. Shelf Registration. Parent agrees to use commercially reasonable efforts to file with the SEC a registration statement under the Securities Act for the offering on a continuous or delayed basis in the future covering resales of the Registrable Securities (the “Shelf Registration Statement”), such filing to be made on an appropriate form (Form S-3 if then available) as soon as reasonably practicable after the Closing Date but not later than the date which is thirty (30) days after the Closing Date. Parent shall use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective by the SEC as soon as practicable thereafter.
          b. Effectiveness. Parent shall use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective for the period beginning on the date on which the Shelf Registration Statement is declared effective and ending on the earlier of (i) the date that all of the Registrable Securities registered under the Shelf Registration Statement cease to be Registrable Securities and (ii) the two (2) year anniversary of the original effective date of the Shelf Registration Statement, subject to the extension provisions provided for in Section 4(b) herein.
     Section 3. Piggyback Registration Rights
          a. Right to Piggyback. At any time (i) during the period beginning on the Closing Date and ending on the date on which the Shelf Registration Statement is declared effective and (ii) during the period of any outstanding Registration Default under Section 7(b), whenever Parent proposes to publicly sell in an underwritten offering or register for sale any of its common stock in an underwritten registration pursuant to a registration statement (a “Piggyback Registration Statement”) under the Securities Act (other than a registration statement on Form S-8 or Form S-4, or, in each case, pursuant to any similar successor forms thereto), whether for its own account or for the account of one or more security holders of Parent (a “Piggyback Registration”), Parent shall give written notice to each Holder at least ten (10) days prior to the initial filing of such Piggyback Registration Statement or the date of the commencement of any such offering of its intention to effect such sale or registration and, subject to Sections 3b and 3c herein, shall include in such Piggyback Registration Statement all Registrable Securities with respect to which Parent has received a written request from Holders. A Holder’s right to participate in any Piggyback Registration shall be conditioned on the Holder entering into an underwriting agreement in customary form and acting in accordance with the terms and conditions thereof.
          b. Priority on Primary Registrations. If a Piggyback Registration is initiated as an underwritten primary registration on behalf of Parent, and the managing underwriter advises Parent that in its reasonable opinion the number of equity securities requested to be included in such registration exceeds the number that can be sold in such offering without having an adverse effect on such offering, including the price at which such equity securities can be sold, then Parent shall include in such registration the maximum number of shares that such underwriter advises can be so sold without having such adverse effect, allocated (i) first, to the

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equity securities Parent proposes to sell, (ii) second, among Holders that request to be included in such Piggyback Registration, pro rata among the Holders on the basis of the percentage of the then outstanding shares requested to be registered by them or on such basis as the Holders may otherwise agree among themselves and Parent, and (iii) third, among other security holders of Parent, pro rata among such holder(s) on the basis of the percentage of the then outstanding shares requested to be registered by them or on such basis as such holder(s) may agree among themselves and Parent. Notwithstanding the foregoing, in the event the Piggyback Registration is to be effected during the time of an outstanding Registration Default, then the Holders shall have the same priority in any cut back as Parent.
          c. Priority on Secondary Registrations. If a Piggyback Registration is initiated as a secondary underwritten registration on behalf of a holder of Parent’s securities other than a Holder, and the managing underwriter advises Parent that in its reasonable opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without having an adverse effect on such offering, including the price at which such securities can be sold, then Parent shall include in such registration the maximum number of shares that such underwriter advises can be so sold without having such adverse effect, allocated (i) first, to the securities requested to be included therein by the holder(s) requesting such registration, (ii) second, among Holders that request to be included in such Piggyback Registration, pro rata among the Holders on the basis of the percentage of the then outstanding shares requested to be registered by them or on such basis as the Holders may otherwise agree among themselves and Parent, and (iii) third, among Parent and other security holders of Parent, pro rata among such holder(s) and Parent on the basis of the percentage of the shares requested to be registered by them or on such basis as such holder(s) may agree among themselves and Parent.
     Section 4. Registration Procedures.
          a. In connection with the filing of any registration statement pursuant to this Agreement (including any Shelf Registration Statement or Piggyback Registration Statement), Parent shall use commercially reasonable efforts to, as promptly as reasonably practicable:
          (i) prepare and file with the SEC the requisite registration statement (including a prospectus therein and any supplement thereto) to effect such registration and use commercially reasonable efforts to cause such registration statement to become effective, and before filing such registration statement or any amendments or supplements thereto, provide to one representative on behalf of all Holders included in such registration statement (to be chosen by Holders of a majority of Registrable Securities to be included in such registration statement) and any managing underwriter(s), copies of all such documents proposed to be filed or furnished and the representative and the managing underwriter(s) shall have the opportunity to review and comment thereon, and Parent will make such changes and additions thereto as may reasonably be requested by the representative and the managing underwriter(s) prior to such filing, unless Parent reasonably objects to such changes or additions;
          (ii) prepare and file with the SEC (subject to the review and comment provisions set forth in Section 4(a)(i) above) such amendments and supplements to such

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registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the period in which such registration statement is required to be kept effective;
          (iii) furnish to each Holder of the securities being registered and any managing underwriter(s) without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits other than those which are being incorporated into such registration statement by reference and that are publicly available), such number of copies of the prospectus contained in such registration statement and any other prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act, and such other documents, as the Holders and any managing underwriter(s) may reasonably request;
          (iv) register or qualify all Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as the Holders and any managing underwriter(s) may reasonably request, except that Parent shall not for any such purpose be required to qualify generally to do business as a foreign company or to register as a broker or dealer in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(a)(iv), or to consent to general service of process in any such jurisdiction, or to be subject to any material tax obligation in any such jurisdiction where it is not then so subject;
          (v) promptly notify the Holders and any managing underwriter(s) at any time when Parent becomes aware that a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and promptly prepare and furnish to the Holders and any managing underwriter(s) a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;
          (vi) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;
          (vii) cooperate with the Holders and any managing underwriter(s) to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, and enable certificates for such Registrable Securities to be issued

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for such number of shares and registered in such names as the Holders and any managing underwriter(s) may reasonably request;
          (viii) list all Registrable Securities covered by such registration statement on any securities exchange on which any such class of securities is then listed and cause to be satisfied all requirements and conditions of such securities exchange to the listing of such securities that are reasonably within the control of Parent;
          (ix) in connection with any sale, transfer or other disposition by any Holder of any Registrable Securities pursuant to Rule 144 promulgated under the Securities Act, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold, and enable certificates for such Registrable Securities to be issued for such number of shares and registered in such names as the Holders may reasonably request;
          (x) notify each Holder and any managing underwriter(s), promptly after it shall receive notice thereof, of the time when such registration statement, or any post-effective amendments to the registration statement, shall have become effective;
          (xi) make available to each Holder whose Registrable Securities are included in such registration statement and any managing underwriter(s) as soon as reasonably practicable after the same is prepared and publicly distributed, filed with the SEC, or received by Parent, an executed copy of each letter written by or on behalf of Parent to the SEC or the Staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), and each item of correspondence from the SEC or the Staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), in each case relating to such registration statement. Parent will as soon as reasonably practicable notify the Holders and any managing underwriter(s) of the effectiveness of such registration statement or any post-effective amendment or the filing of the prospectus supplement contemplated herein. Parent will as soon as reasonably practicable respond to any and all comments received from the SEC or the Staff of the SEC, with a view towards causing such registration statement or any amendment thereto to be declared effective by the SEC as soon as reasonably practicable and shall file an acceleration request as soon as reasonably practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such registration statement or any amendment thereto will not be subject to review;
          (xii) advise each Holder and any managing underwriter(s), promptly after it shall receive notice or obtain knowledge thereof, of (A) the issuance of any stop order, injunction or other order or requirement by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and use commercially reasonable efforts to prevent the issuance of any stop order, injunction or other order or requirement or to obtain its withdrawal if such stop order, injunction or other order or requirement should be issued, (B) the suspension of the registration of the subject shares of the Registrable Securities in any state jurisdiction and

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(C) the removal of any such stop order, injunction or other order or requirement or proceeding or the lifting of any such suspension;
          (xiii) in the case of an underwritten offering, make available for inspection by the Holder(s) whose Registrable Securities are included in such registration statement and any managing underwriter(s), and any attorney, accountant or other agent retained by any such Holder or underwriters, at reasonable times and in a reasonable manner, all pertinent financial and other records, corporate documents and properties of Parent, and cause Parent’s officers, directors and employees to supply all information reasonably requested by any such Holder, sales or placement agent, underwriter, attorney, accountant or agent to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act in connection with such registration statement; provided that the foregoing investigation and information gathering shall be coordinated on behalf of such parties by one firm of counsel designated by and on behalf of such parties;
          (xiv) if requested by any Holder of Registrable Securities named in such registration statement or any managing underwriter(s), promptly incorporate in a prospectus supplement or post-effective amendment such information as such Holder or managing underwriter(s) reasonably requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such Holder, the purchase price being paid therefor by any underwriters and with respect to any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;
          (xv) cooperate with each Holder and any managing underwriter(s) participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority;
          (xvi) in the case of an underwritten offering, (A) enter into such customary agreements (including an underwriting agreement in customary form), (B) take all such other actions as the managing underwriter(s) reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, causing senior management and other Parent personnel to reasonably cooperate with the Holder(s) whose Registrable Securities are included in a registration statement and the underwriter(s) in connection with performing due diligence) and (C) use commercially reasonable efforts to cause its counsel to issue opinions of counsel addressed and delivered to the underwriter(s) in form, substance and scope as are customary in underwritten offerings, subject to customary limitations, assumptions and exclusions; and
          (xvii) if requested by the managing underwriter(s) of an underwritten offering, use commercially reasonable efforts to cause to be delivered, upon the pricing of any underwritten offering, and at the time of closing of a sale of Registrable Securities pursuant thereto, “comfort” letters from Parent’s independent registered public accountants addressed to the underwriter(s) stating that such accountants are independent

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public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by “comfort” letters of the independent registered public accountants delivered in connection with primary underwritten public offerings.
          b. As a condition precedent to the obligations of Parent to file any registration statement covering Registrable Securities, each Holder shall furnish in writing to Parent such information regarding such Holder (and any of its Affiliates), the Registrable Securities to be sold, the intended method of distribution of such Registrable Securities and such other information requested by Parent as is reasonably necessary or advisable for inclusion in the registration statement relating to such offering pursuant to the Securities Act. Such writing shall expressly state that it is being furnished to Parent for use in the preparation of a registration statement, preliminary prospectus, supplementary prospectus, final prospectus or amendment or supplement thereto, as the case may be.
          Each Holder agrees by acquisition of the Registrable Securities that (i) upon receipt of any notice from Parent of the happening of any event of the kind described in Section 4(a)(v), such Holder shall forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(a)(v); (ii) upon receipt of any notice from Parent of the happening of any event of the kind described in clause (A) of Section 4(a)(xii), such Holder shall discontinue its disposition of Registrable Securities pursuant to such registration statement until such Holder’s receipt of the notice described in clause (C) of Section 4(a)(xii); and (iii) upon receipt of any notice from Parent of the happening of any event of the kind described in clause (B) of Section 4(a)(xii), such Holder shall discontinue its disposition of Registrable Securities pursuant to such registration statement in the applicable state jurisdiction(s) until such Holder’s receipt of the notice described in clause (C) of Section 4(a)(xii). The length of time that any registration statement is required to remain effective shall be extended by any period of time that such registration statement is unavailable for use pursuant to this paragraph.
     Section 5. Indemnification.
          a. Indemnification by Parent. Parent agrees to indemnify and hold harmless each Holder, its partners, officers, directors, employees, advisors, representatives and agents, and each Person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, liabilities, claims, damages and expenses (including, without limitation, reasonable attorneys’ fees and expenses and reasonable costs of investigation), to which the Holders or any such indemnitees may become subject under the Securities Act or otherwise, insofar as such losses, liabilities, claims, damages and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered and sold under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the

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statements therein, in light of the circumstances under which they were made, not misleading or any violation of the Securities Act or state securities laws or rules thereunder by Parent relating to any action or inaction by Parent in connection with such registration; provided, however, that Parent shall not be liable in any such case to the extent that any such loss, liability, claim, damage (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information about a Holder which is furnished to Parent by such Holder specifically for use in such registration statement; and provided, further, that Parent shall not be liable to the Holder or any other Person who controls such Holder within the meaning of the Securities Act or the Exchange Act in any such case to the extent that any such loss, liability, claim, damage (or action or proceeding in respect thereof) or expense arises out of such Person’s failure to send or give a copy of the final prospectus or supplement to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the time of sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or supplement.
          b. Indemnification by the Holders. Each Holder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5(a)) Parent, each member of the Board, each officer, employee and agent of Parent and each other Person, if any, who controls any of the foregoing within the meaning of the Securities Act or the Exchange Act, with respect to any untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information about such Holder furnished to Parent by such Holder specifically for use in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that Holder shall not be liable for any amounts in excess of the net proceeds received by such Holder from sales of Registrable Securities pursuant to the registration statement to which the claims relate; and provided, further, that the obligations of the Holders shall be several and not joint and several.
          c. Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 5, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 5, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim, the indemnifying party shall be entitled to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of

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such person unless (i) the indemnifying party has agreed to pay such fees or expenses or (ii) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (A) such settlement or compromise contains a full and unconditional release of the indemnified party or (B) the indemnified party otherwise consents in writing (which consent will not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will be obligated to pay the reasonable fees and expenses of not more than one counsel (plus local counsel to the extent reasonably necessary to defend against such claim) for all parties indemnified by such indemnifying party with respect to such claim.
     The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive the transfer of securities.
          d. Contribution. If, for any reason, the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the loss, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, and the relative benefits received by the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation. The relative fault of the indemnifying party on the one hand and of the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section, no Holder shall be required to contribute an amount greater than the net proceeds received by such Holder from sales of Registrable Securities pursuant to the registration statement to which the claims relate.
     Section 6. Covenants Relating To Rule 144. Parent shall use commercially reasonable efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act and to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such rule may be amended from time to time.
     Section 7. Registration Default. If (a) the Shelf Registration Statement is not filed with the SEC on or prior to the date which is thirty (30) days following the Closing Date or (b) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be

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effective (at any time that Parent is obligated to maintain the effectiveness thereof) without being again effective within thirty (30) days or being succeeded within thirty (30) days by an additional registration statement filed and declared effective or immediately effective, a “Registration Default” shall be deemed to have occurred. Upon the occurrence of a Registration Default, the Limited Sales Period (as such term is defined in the Lock-up Agreement) shall be decreased by three (3) days for each day that lapses (including the date upon which the Registration Default occurs and including the date upon which the Registration Default is cured) until such Registration Default is cured.
     Section 8. Miscellaneous.
          a. Other Registrations. Parent shall not enter into any agreement with respect to its equity securities that adversely affects the priorities of the Holders in the event of an underwriter cut-back as set forth in Sections 3b and 3c herein.
          b. Termination; Survival. The rights of each Holder under this Agreement shall terminate upon the earlier of (i) the date that all of the Registrable Securities held by such Holder cease to be Registrable Securities and (ii) the two (2) year anniversary of the original effective date of the Shelf Registration Statement, subject to the extension provisions provided for in Section 4b herein. Notwithstanding the foregoing, the obligations of the parties under Section 5 and this Section 8 shall survive the termination of this Agreement.
          c. Governing Law. This Agreement and any dispute, controversy or claim, whether sounding in contract or tort, arising out of or relating to this Agreement, shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to its principles of conflict of laws that could mandate the application of the laws of another jurisdiction.
          d. Consent to Jurisdiction; Venue. Each party hereto irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court within the state of Delaware or, in the event that exclusive jurisdiction is vested with regard to any claim in the federal courts, any federal court sitting in the State of Delaware (any such court, a “Delaware Court”), for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in a Delaware Court, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
          e. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein, and it supersedes all prior and contemporaneous agreements, representations and understandings of the parties, express or implied, oral or written.
          f. Amendments and Waivers. The provisions of this Agreement may be amended or waived at any time only by the written agreement of Parent and the Holders of a

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majority of the Registrable Securities then outstanding. Any waiver, permit, consent or approval of any kind or character on the part of any such Holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver affected in accordance with this paragraph shall be binding upon Parent and each Holder of Registrable Securities. Notwithstanding the foregoing, no amendments may be made to this Agreement that adversely affect any Holder in a manner different than any other Holder without such Holder’s prior written consent. Notwithstanding anything to the contrary contained herein, no provision of this Agreement may be waived or modified without the prior written consent of each of Liberty Satellite, LLC, Intelsat USA Sales Corp., National Rural Telecommunications Cooperative and Tennenbaum Opportunities Partners V, LP, or in each case, their assignee; provided that the foregoing consent right shall automatically terminate with respect to an entity at such time, if any, that such entity, together with its Affiliates, no longer owns at least fifty percent (50%) of the Registrable Securities acquired by such entity at the Closing.
          g. Assignment. Except as set forth herein, the rights and obligations of a Holder under this Agreement shall not be assignable by such Holder without prior, express written consent of the Company. Notwithstanding the foregoing, the rights and obligations of any Holder may be assigned to any transferee permitted to receive Shares pursuant to the Lock-up Agreement. The rights and obligations of Parent under this Agreement shall not be assignable by Parent without the consent of Holders of a majority of Registrable Securities then outstanding.
          h. Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the legal representatives, heirs, successors and assigns of the respective parties.
          i. Expenses. All Registration Expenses incurred in connection with any registration statement under this Agreement shall be borne by Parent. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the Registrable Securities included in such registration. The obligation of Parent to bear the expenses provided for in this paragraph shall apply irrespective of whether a registration statement becomes effective, is withdrawn or suspended, or converted to any other form of registration and irrespective of when any of the foregoing shall occur.
          j. Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile), all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties to this Agreement. Electronic or facsimile signatures shall be deemed to be original signatures.
          k. Severability. The parties agree that if any part, term or provision of this Agreement shall be found invalid, illegal or unenforceable in any respect by any court of law of competent jurisdiction, the remaining provisions shall be severable, valid and enforceable in accordance with their terms, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

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          l. Notices. Notice from a party to another party hereto relating to this Agreement shall be deemed effective if made in writing and delivered to the recipient’s address or telecopy number set forth below by any of the following means: (i) hand delivery, (ii) registered or certified mail, postage prepaid, with return receipt requested, (iii) Federal Express, Airborne Express, or like nationally recognized overnight courier service that provides proof of delivery, or (iv) facsimile with a confirmation and followed by regular mail delivery of a copy thereof. Notice made in accordance with this paragraph shall be deemed delivered on receipt if delivered by hand or transmission if sent by telecopy with a confirmation of transmission, on the third Business Day after mailing if mailed by registered or certified mail, or the next Business Day after deposit with an overnight courier service if delivered for next day delivery.
          If to a Holder, to the address indicated for such Holder in Schedule A hereto.
          If to Parent, as follows:
ViaSat, Inc.
6155 El Camino Real
Carlsbad, CA 92009
Attn: Keven K. Lippert, Vice President and General Counsel
Fax: 760-929-3926
With a copy to (which shall not constitute notice):
Latham & Watkins LLP
12636 High Bluff Drive, Suite 400
San Diego, CA 92130
Attn: Craig M. Garner
Fax: 858-523-5450
          Any party may, from time to time, by written notice to the other parties, designate a different address, which shall be substituted for the one specified above for such party.
          m. Specific Performance. The parties agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy to which they are entitled at law or in equity.
          n. No Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

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[Signatures Appear on the Following Page]

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

PARENT: VIASAT, INC.

By:	/s/ Keven K. Lippert
	Name:	Keven K. Lippert
	Title:	Vice President General Counsel Secretary
[REGISTRATION RIGHTS AGREEMENT]

HOLDERS: LIBERTY SATELLITE, LLC

By:	/s/ Mark D. Carleton
	Name:	Mark D. Carleton
	Title:	Senior Vice President
[REGISTRATION RIGHTS AGREEMENT]

INTELSAT USA SALES CORP.

By:	/s/ Kurt Reigelman
	Name:	Kurt Reigelman
	Title:	Vice President
[REGISTRATION RIGHTS AGREEMENT]

NATIONAL RURAL TELECOMMUNICATIONS COOPERATIVE

By:	/s/ BR Phillips, III
	Name:	BR Phillips, III
	Title:	President and CEO
[REGISTRATION RIGHTS AGREEMENT]

KPCB HOLDINGS INC., as nominee

By:	/s/ Russell Siegelman
	Name:	Russell Siegelman
	Title:	Vice President
[REGISTRATION RIGHTS AGREEMENT]

SPECIAL VALUE OPPORTUNITIES FUND, LLC

By:	Tennenbaum Capital Partners, LLC,
its Investment Manager

By:	/s/ Michael Leitner
	Name:	Michael Leitner
	Title:	Managing Partner
[REGISTRATION RIGHTS AGREEMENT]

SPECIAL VALUE EXPANSION FUND, LLC

By:	Tennenbaum Capital Partners, LLC,
its Investment Manager

By:	/s/ Michael Leitner
	Name:	Michael Leitner
	Title:	Managing Partner
[REGISTRATION RIGHTS AGREEMENT]

SPECIAL VALUE CONTINUATION PARTNERS, LP

By:	Tennenbaum Capital Partners, LLC,
its Investment Manager

By:	/s/ Michael Leitner
	Name:	Michael Leitner
	Title:	Managing Partner
[REGISTRATION RIGHTS AGREEMENT]

TENNENBAUM OPPORTUNITIES PARTNERS V, LP

By:	/s/ Michael Leitner
	Name:	Michael Leitner
	Title:	Managing Partner
[REGISTRATION RIGHTS AGREEMENT]

NEW YORK LIFE INVESTMENT MANAGEMENT MEZZANINE PARTNERS, LP By : NYLIM Mezzanine GenPar LP, its General Partner By : NYLIM Mezzanine GenPar GP, LLC, its General Partner

By:	/s/ James M. Barker V
Name: James M. Barker V
Title: Authorized Signatory
[REGISTRATION RIGHTS AGREEMENT]

NYLIM MEZZANINE PARTNERS PARALLEL FUND, LP By : NYLIM Mezzanine GenPar LP, its General Partner By : NYLIM Mezzanine GenPar GP, LLC, its General Partner

By:	/s/ James M. Barker V
Name: James M. Barker V
Title: Authorized Signatory
[REGISTRATION RIGHTS AGREEMENT]

d

CANPARTNERS INVESMENTS IV, LLC

By:	/s/ Mitch Julis
Name: Mitch Julis
Title: Authorized Signatory
[REGISTRATION RIGHTS AGREEMENT]

By:	/s/ Karen Luly
Name: Karen Luly
Title:
[REGISTRATION RIGHTS AGREEMENT]

YAS BROADBAND VENTURES LLC

By:	/s/ R. Yassini - Fard
Name: Rouzbeh Yassini - Fard
Title: President
[REGISTRATION RIGHTS AGREEMENT]

Schedule A
THE HOLDERS

	Number of Shares of
Name of Holder	Company Stock Held	Address of Holder
Liberty Satellite, LLC	1,837,182	12300 Liberty Blvd Englewood, CO 80112
Intelsat USA Sales Corp.	898,511	3400 International Drive, NW Washington, DC 20008
National Rural Telecommuncations Cooperative	449,256	2121 Cooperative Way Herndon, VA 20171
KPCB Holdings Inc., as nominee	179,967	2750 Sand Hill Rd. Menlo Park, CA 94025
Special Value Opportunities Fund, LLC	317,977	2951 28th St., Suite 1000 Santa Monica, CA 90405
Special Value Expansion Fund, LLC	134,144	2951 28th St., Suite 1000 Santa Monica, CA 90405
Special Value Continuation Partners, LP	177,476	2951 28th St., Suite 1000 Santa Monica, CA 90405
Tennenbaum Opportunities Partners V, LP	198,923	2951 28th St., Suite 1000 Santa Monica, CA 90405
New York Life Investment Management Mezzanine Partners, LP	25,881	51 Madison Ave., 16th Floor New York, NY 10010
NYLIM Mezzanine Partners Parallel Fund, LP	11,944	51 Madison Ave., 16th Floor New York, NY 10010
CanPartners Investments IV, LLC	54,437	9665 Wilshire Blvd, Suite 200 Beverly Hills, California 90212
Karen Luly	400	7283 S. Fillmore Circle Centennial, CO 80122
YAS Broadband Ventures LLC	152	79 Newbury St. Boston, MA 02116
Total	4,286,250
[REGISTRATION RIGHTS AGREEMENT]